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                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Pillowtex Corporation:


We consent to the use of our report incorporated herein by reference.




/s/ KPMG PEAT MARWICK LLP

Dallas, Texas
December 23, 1997